AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, inc. and Preferred Life Insurance Company of New York is hereby amended by deleting the existing Schedule A and inserting in lieu thereof the following:

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
               (1st revised edition - effective February 1, 2000)

NAME OF SEPARATE ACCOUNT AND
DATE ESTABLISHED BY THE BOARD OF DIRECTORS
------------------------------------------

o   Preferred Life Variable Account C
    (2-26-88)


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
------------------------------------------

o   USAllianz Advantage



IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
  ------------------------------------------
NAME:   BRIAN T. ZINO
  ------------------------------------------
TITLE:  PRESIDENT
  ------------------------------------------

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ MICHAEL T. WESTERMEYER
  ------------------------------------------
Name:   MICHAEL T. WESTERMEYER
  ------------------------------------------
Title:  SECRETARY
  ------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Preferred Life Insurance Company of New York is hereby amended by deleting the existing Schedule A amended November 5, 2001 and inserting in lieu thereof the following:
                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                 (3rd revised edition - effective May 1, 2002)


NAME OF SEPARATE ACCOUNT
------------------------------------------

    Preferred Life Variable Account C


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
------------------------------------------

o   NY VM IV / Advantage



IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
------------------------------------------
NAME:   BRIAN T. ZINO
------------------------------------------
TITLE:  PRESIDENT
------------------------------------------

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ SUZANNE J. PEPIN
------------------------------------------
Name:   SUZANNE J. PEPIN
------------------------------------------
Title:  SECRETARY
------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Preferred Life Insurance Company of New York is hereby amended by deleting the existing Schedule A amended May 1, 2002 and inserting in lieu thereof the schedule below: In addition, Preferred Life Insurance Company of New York has changed its name to Allianz Life Insurance Company of New York as of January 1, 2003. Therefore all occurrences of " Preferred Life Insurance Company of New York" are replaced with "Allianz Life Insurance Company of New York" in this Participation Agreement.

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                  (4th revised edition - effective May 1,2003)


NAME OF SEPARATE ACCOUNT
------------------------------------------

     Allianz Life of NY Variable Account C


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
------------------------------------------

o        USAllianz Advantage
o        USAllianz Opportunity
o        USAllianz Charter II NY



IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ BRIAN T. ZINO
------------------------------------------
NAME:   BRIAN T. ZINO
------------------------------------------
TITLE:  PRESIDENT
------------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ SUZANNE J. PEPIN
------------------------------------------
Name:   SUZANNE J. PEPIN
------------------------------------------
Title:  SECRETARY AND DIRECTOR
------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of New York is hereby amended by deleting the existing Schedule A amended May 1, 2003 and inserting in lieu thereof the schedule below:

                                   SCHEDULE A
                    SEPARATE ACCOUNT AND ASSOCIATED CONTRACTS
                (5th revised edition - effective April 30, 2004)


 NAME OF SEPARATE ACCOUNT
 ------------------------------------------

     Allianz Life of NY Variable Account C


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
------------------------------------------

o        USAIIianz Advantage
o        USAIlianz Opportunity
o        USAIlianz Charter II NY



IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.


SELIGMAN PORTFOLIOS, INC.

BY: /S/ CHARLES W. KADLEC
------------------------------------------
NAME:   CHARLES W. KADLEC
------------------------------------------
TITLE:  MANAGING DIRECTOR
------------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ STEWART GREGG
------------------------------------------
Name:   STEWART D. GREGG
------------------------------------------
Title:  ASSISTANT SECRETARY AND SENIOR COUNSEL
-----------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Seligman Portfolios, Inc. and Allianz Life Insurance Company of New York (formerly, Preferred Life Insurance Company of New York) is hereby amended by deleting the existing Schedule A amended April 30, 2004 and inserting in lieu thereof the schedule below:

                                   SCHEDULE A
                    SEPARATE ACCOUNT AND ASSOCIATED CONTRACTS
                  (6th revised edition - effective May 1, 2006)

NAME OF SEPARATE ACCOUNT

     Allianz Life of NY Variable Account C

CONTRACTS FUNDED BY THE SEPARATE ACCOUNT

o    Allianz Advantage
o    Allianz Opportunity
o    Allianz Charter II NY

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2006.


SELIGMAN PORTFOLIOS, INC.
By: /s/  Brian T. Zino
Name:    BRIAN T. ZINO
      -----------------------------
Title:   PRESIDENT

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
By: /s/   Stewart D. Gregg
Name:     STEWART D. GREGG
      -----------------------------
Title:    ASSISTANT SECRETARY AND
          SENIOR SECURITIES COUNSEL